                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 17, 1999
                                                        -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)


     Georgia                       0-27778                  59-3074176
------------------------------------------------------------------------------
     (State or other              (Commission            (I.R.S. Employer
     jurisdiction of               File Number)          Identification No.)
     incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 600
     Atlanta, Georgia                                     30326
     -------------------------------------------------------------------------
     (Address of principal executive officers)        (Zip Code)



     Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

Announcement that Premiere is Required to Discontinue Accounting for its
------------------------------------------------------------------------
February 1998 Merger with Xpedite Systems, Inc. as a Pooling-of-Interests.
--------------------------------------------------------------------------

     On February 17, 1999, Premiere Technologies, Inc. (the "Company") announced that as a result of discussions with the Office of the Chief Accountant of the Securities and Exchange Commission (the "Commission"), the Company is required to discontinue accounting for its February 1998 acquisition of Xpedite Systems, Inc. as a pooling-of-interests and to account for such acquisition under the purchase method of accounting. The Office of the Chief Accountant of the Commission determined that the Company's post-merger share repurchase program, completed in September 1998, was not implemented in accordance with pooling requirements, although no questions were raised regarding the propriety of the
original accounting of the merger with Xpedite Systems.    The Company's
announcement was made in a press release filed herewith as Exhibit 99.1 and
                                                           ------------
incorporated herein by reference.


Restatement of Premiere's 1998 Interim Unaudited Financial Statements.
----------------------------------------------------------------------

     The Company will restate its 1998 interim unaudited financial statements included in its Quarterly Reports on Form 10-Q, previously filed with the Commission on May 15, August 14, and November 16, 1998, respectively.


Audited Historical Financial Statements.
----------------------------------------

     The Company's audited historical financial statements filed by the Company as part of its Annual Report on Form 10-K on March 31, 1998, were not restated to account for the merger with Xpedite Systems as a pooling-of-interests and may continue to be relied upon.


Earlier Supplemental Financial Statements filed with the Commission on Form 8-
-----------------------------------------------------------------------------
K/A on April 13, 1998 Should Not Be Relied Upon.
------------------------------------------------

     The following supplemental financial statements, management's discussion and analysis of supplemental financial condition and results of operations and selected supplemental consolidated financial data should no longer be relied upon:

     (a) the Supplemental Consolidated Financial Statements of Premiere Technologies, Inc. filed by the Company as Exhibit 99.1 to its Current Report on Form 8-K/A filed with the Commission on April 13, 1998, which reflect the merger with Xpedite Systems on a pooled basis for the periods presented;

     (b) Management's Discussion and Analysis of Supplemental Financial Condition and Supplemental Results of Operations of Premiere Technologies, Inc., filed by the Company as Exhibit 99.2 to its Current Report on Form 8-K/A filed with the Commission on April 13, 1998, which reflect the merger with Xpedite Systems on a pooled basis for the periods presented; and

     (c) Selected Supplemental Consolidated Financial Data of Premiere Technologies, Inc., filed by the Company as Exhibit 99.3 to its Current Report on Form 8-K/A filed with the Commission on April 13, 1998 which reflects the merger with Xpedite Systems on a pooled basis for the periods presented.


Prior Reports on Form 8-K Related to Consummation of the Merger with Xpedite
----------------------------------------------------------------------------
Systems.
--------

     The Company previously reported the merger with Xpedite Systems under Item 2 in its Current Report on Form 8-K filed with the Commission on March 13, 1998. Subsequently, the Company filed a Current Report on Form 8-K/A with the Commission on April 13, 1998 to include (a) the Consolidated Financial Statements of Xpedite Systems for the years ended December 31, 1997, 1996 and 1995 as Exhibit 99.4 in satisfaction of Item 7(a) of Form 8-K-"Financial Statements of the Business Acquired" and (b) the Company's Supplemental Consolidated Financial Statements as Exhibit 99.1 in satisfaction of Item 7(b) of Form 8-K-"Pro Forma Financial Information."

     In connection with this Current Report on Form 8-K, the Company has determined to comply with Item 7 of the Form 8-K and refers to the financial statements of Xpedite Systems previously filed and undertakes to file the pro forma financial information required by Item 7(b) of Form 8-K not later than 60 days after the date this initial report on Form 8-K must be filed.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired

     The Consolidated Financial Statements of Xpedite for the years ended December 31, 1997, 1996 and 1995 were previously filed as Exhibit 99.4 to the Company's Current Report on Form 8-K/A filed with the Commission on April 13, 1998.

         (b)  Pro Forma Financial Information

     The pro forma financial information required by this item will be filed by amendment not later than 60 days after the date this initial report on Form 8-K must be filed.

         (c)  Exhibits

         2.1 Agreement and Plan of Merger dated as of November 13, 1997, including exhibits thereto, by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc. (filed as Annex A to the Joint Proxy Statement/Prospectus filed as part of the Company's Form S-4 Registration Statement (No. 333-41675) filed December 8, 1997, and amended January 28, 1998, and incorporated herein by reference).

        99.1  Press Release dated February 17, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PREMIERE TECHNOLOGIES, INC.



                                      By: /s/ Harvey A. Wagner
                                          ------------------------------
                                          Harvey A. Wagner
                                          Executive Vice President of
                                          Finance and Administration and
                                          Chief Financial Officer



Dated: March 4, 1999

                                 EXHIBIT INDEX


     2.1 Agreement and Plan of Merger dated as of November 13, 1997, including exhibits thereto, by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc. (filed as Annex A to the Joint Proxy Statement/Prospectus filed as part of the Company's Form S-4 Registration Statement (No. 333-41675) filed December 8, 1997, and amended January 28, 1998, and incorporated herein by reference).

    99.1  Press Release dated February 17, 1999.